U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2012

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

(212) 559-1000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01  Financial Statements and Exhibits

Citigroup Inc. (the “Registrant”) and Citigroup Funding Inc. have filed a Registration Statement on Form S-3 (File Nos. 333-172554 and 333-172554-01) (the “Registration Statement”) under the Securities Act of 1933, as amended, registering, among other securities, Medium-Term Notes, Series D (the “Notes”) of Citigroup Funding Inc. and the guarantees thereof by the Registrant that may be offered from time to time.  A legal opinion and certain consents with respect to the Notes are being filed as exhibits to this report in order to incorporate such opinion and consents into the Registration Statement.

(d)  Exhibits.

Exhibit Number
5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Funding Inc.
23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Funding Inc. (included in Exhibit 5.1)
23.2	Consent of Douglas C. Turnbull, Esq.
23.3	Consent of Davis Polk & Wardwell LLP, as tax counsel to Citigroup Funding Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Date: April 26, 2012	By:	/s/ Douglas C. Turnbull
		Name:	Douglas C. Turnbull
		Title:	Associate General Counsel - Capital Markets and Corporate Reporting

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EXHIBIT INDEX

Exhibit Number
5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Funding Inc.
23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Funding Inc. (included in Exhibit 5.1)
23.2	Consent of Douglas C. Turnbull, Esq.
23.3	Consent of Davis Polk & Wardwell LLP, as tax counsel to Citigroup Funding Inc.